Exhibit 10.9

SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

among

BRASA (HOLDINGS) INC.,

as Borrower,

BRASA (PURCHASER) INC.,

as Holdings,

THE LENDERS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, L/C Issuer and Swing Line Lender,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Documentation Agent

J.P. MORGAN SECURITIES LLC,

JEFFERIES FINANCE LLC,

and

WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers and Joint Bookrunners

SECOND AMENDMENT

SECOND AMENDMENT, dated as of April 9, 2014 (this “Amendment”), to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation (the “Borrower”), Brasa (Purchaser) Inc., a Delaware corporation (“Holdings”), JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”). J.P. Morgan Securities LLC, Jefferies Finance LLC and Wells Fargo Securities, LLC are acting as the joint lead arrangers and joint bookrunners in connection with this Amendment and the New Term B Loans referred to below.

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower.

WHEREAS, the Borrower has provided notice in accordance with Section 2.16 of the Credit Agreement of its request that the Credit Agreement be amended to provide for a replacement and Refinancing of Loans outstanding under the Term B Loan Facility by obtaining Refinancing Term Loans under Section 2.16 of the Credit Agreement (such Refinancing Term Loans, the “Refinancing Term B Loans”) and having Existing Term B Loans (as defined below) be continued as Continued Term B Loans (as defined below) as provided herein.

WHEREAS, the Borrower has provided notice in accordance with Section 2.14 of the Credit Agreement of its request to establish a new term loan commitment under the Credit Agreement in an amount equal to $20,000,000 (the “Incremental Term B Loan Commitment Amount” and the loans thereunder, the “Incremental Term B Loans”) and to borrow New Term B Loans, which, except as otherwise provided herein, will have the same terms and the same Maturity Date as the Existing Term B Loans.

WHEREAS, each existing Term B Lender that executes and delivers a signature page (a “Lender Addendum”) to this Amendment (each such Lender, a “Continuing Term B Lender”) and in connection therewith agrees and consents to a cashless roll of the entire amount of its existing Term B Loans (such existing Term B Loans, the “Existing Term B Loans”, and the Lenders of such Existing Term B Loans, collectively, the “Existing Term B Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount of such Existing Term B Loans notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) in a principal amount equal to the aggregate principal amount (or such lesser amount so notified) of such Existing Term B Loans so continued (such continued Term B Loans, the “Continued Term B Loans”).

WHEREAS, subject to the preceding recital, JPMorgan Chase Bank, N.A. (in such capacity, the “Fronting Lender”) will (i) agree to the terms of this Amendment, (ii) commit to make New Term B Loans pursuant to Section 2.14 of the Credit Agreement in the form of Incremental Term B Loans to the Borrower on the Amendment Effective Date in an amount equal to the Incremental Term B Loan Commitment Amount and (iii) without duplication of clause (ii), commit to make Refinancing Term Loans under Section 2.16 of the Credit Agreement in the form of Refinancing Term B Loans to the Borrower on the Amendment Effective Date (the Refinancing Term B Loans, together with the Incremental Term B Loans, the “Additional Term B Loans”) in an amount equal to the outstanding principal amount of all Existing Term B Loans immediately prior to the Amendment Effective Date less the amount of all Continued Term B Loans on the Amendment Effective Date (such amount, the

“Refinancing Term B Loan Commitment Amount” and the Incremental Term B Loan Commitment Amount plus the Refinancing Term B Loan Commitment Amount, the “Additional Term B Loan Commitment Amount”). The proceeds of the Refinancing Term B Loans will be used pursuant to Section 2.16 of the Credit Agreement to Refinance in full the outstanding principal amount of the Existing Term B Loans that are not continued as Continued Term B Loans by Continuing Term B Lenders (such Existing Term B Loans, the “Non-Continued Term B Loans”) and the proceeds of the Incremental Term B Loans will be used to repay loans and related amounts under the Second Lien Credit Agreement on the Amendment Effective Date.

WHEREAS, the Continued Term B Loans and the Refinancing Term B Loans will replace and Refinance the Existing Term B Loans and, except as otherwise provided herein, the Continued Term B Loans and the Refinancing Term B Loans will have the same terms and the same Maturity Date as the Existing Term B Loans, will constitute one single Class of Term Loans together with the Incremental Term B Loans and the Incremental Term B Loans, the Continued Term B Loans and the Refinancing Term B Loans together shall constitute the “New Term B Loans”.

WHEREAS, the Borrower has requested the Revolving Credit Lenders to agree to a decrease of the Applicable Rate with respect to Revolving Credit Loans.

WHEREAS, the Continuing Term B Lenders, the Revolving Credit Lenders, the Fronting Lender and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals) shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments to Article I.

(a) Section 1.01 of the Credit Agreement is hereby amended as of the Amendment Effective Date by inserting, in its proper alphabetical order, the following new definitions:

“Second Amendment” means the Second Amendment, dated as of the Second Amendment Effective Date, to this Agreement.

“Second Amendment Effective Date” means April 9, 2014.

(b) Section 1.01 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Applicable Rate” to read as follows:

“Applicable Rate” means (a) with respect to the Revolving Credit Loans, 4.00% for Eurodollar Rate Loans and 3.00% for Base Rate Loans, and (b) with respect to Term Loans, 4.00% for Eurodollar Rate Loans and 3.00% for Base Rate Loans.

(c) Section 1.01 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Class” by inserting the following sentence at the end thereof:

For the avoidance of doubt, Refinancing Term B Loans (as defined in the Second Amendment), Continued Term B Loans (as defined in the Second Amendment) and Incremental Term B Loans (as defined in the Second Amendment) shall together constitute one single Class of Term Loans.

(d) Section 1.01 of the Credit Agreement is hereby amended as of the Amendment Effective Date by replacing the definition of “Eurodollar Rate” with the following:

“Eurodollar Rate” means, for any Interest Period with respect to any Eurodollar Rate Loan (i) the per annum London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on page LIBOR01 or LIBOR02 of the Reuters Screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in consultation with the Borrower; in each case, the “Screen Rate”) determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first (1st) day of such Interest Period or (ii) if the Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to Dollars, then the Eurodollar Rate shall be the Interpolated Rate at such time. “Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which that Screen is available in Dollars) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available for Dollars) that exceeds the Impacted Interest Period, in each case, at such time. Notwithstanding the foregoing, with respect to Term B Loans only, in no event shall the Eurodollar Rate be less than 1.00%.

(e) Section 1.01 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Loan Documents” to read as follows:

“Loan Documents” means, collectively, (a) this Agreement, the First Amendment and the Second Amendment, (b) the Notes, (c) the Collateral Documents and (d) each L/C Request and Letter of Credit Application.

(f) Section 1.01 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Term B Loan” to read as follows:

“Term B Loan” has the meaning specified in Section 2.01(a) and, except as the context otherwise requires, shall include any Term Loan made pursuant to the First Amendment on the First Amendment Effective Date and any Term Loan made pursuant to the Second Amendment on the Second Amendment Effective Date.”

SECTION 3. Amendments to Article II.

(a) Section 2.01(a) of the Credit Agreement is hereby amended as of the Amendment Effective Date by inserting the following sentence immediately after the second sentence thereof:

Subject to the terms and conditions set forth in the Second Amendment, on the Second Amendment Effective Date, each Term Lender will make, or shall be deemed to have made, Term Loans in an amount equal to such Term Lender’s Continued Term B Loans or Additional Term B Loan Commitment Amount, as applicable, and such Term Loans shall constitute “Term B Loans” of one single Class and “Term Loans” for purposes of this Agreement in all respects.

(b) Section 2.05(a)(iv) of the Credit Agreement is hereby amended and restated as of the Amendment Effective Date to read as follows:

In the event that, prior to October 9, 2014 the Borrower (x) prepays, refinances, substitutes or replaces any Term Loans (including Continued Term B Loans) made or deemed to be made on the Second Amendment Effective Date in connection with a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.16 that constitutes a Repricing Transaction), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of such Term Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of such applicable Term Loans outstanding immediately prior to such amendment.

(c) Section 2.07(a) of the Credit Agreement is hereby amended by replacing the table therein with the following:

Payment Date	Amortization Payment
June 2014	$569,983.71
September 2014	$569,983.71
December 2014	$569,983.71
March 2015	$569,983.71
June 2015	$569,983.71
September 2015	$569,983.71
December 2015	$569,983.71
March 2016	$569,983.71
June 2016	$569,983.71
September 2016	$569,983.71
December 2016	$569,983.71
March 2017	$569,983.71
June 2017	$569,983.71
September 2017	$569,983.71
December 2017	$569,983.71
March 2018	$569,983.71
June 2018	$569,983.71
September 2018	$569,983.71
December 2018	$569,983.71
March 2019	$569,983.71
June 2019	$569,983.71
Seventh Anniversary of the Closing Date	$212,603,925.14

(d) Section 2.14(a) of the Credit Agreement is hereby amended by replacing clause (A) of the second sentence thereof with the following:

(A) $30,000,000, plus an additional amount of New Term Commitments equal to $20,000,000 established on the Second Amendment Effective Date pursuant to the Second Amendment, plus, in the case of a New Revolving Credit Commitment or New Term Commitment that serves to effectively extend the maturity of any Revolving Credit Facility or Term Loan Facility, an additional amount of New Revolving Credit Commitments or New Term Commitments equal to the Commitments or Term Loans under the Revolving Credit Facility or Term Loan Facility to be replaced with such New Revolving Credit Commitment or New Term Commitment, as applicable.

SECTION 4. Amendments to Article III. Section 3.03 of the Credit Agreement is hereby amended by adding the phrase “(including, without limitation, by means of an Interpolated Rate)” immediately after the first usage of the phrase “a proposed Eurodollar Rate Loan.”

SECTION 5. Amendments to Article VII.

(a) Section 7.13 of the Credit Agreement is hereby amended as of the Amendment Effective Date by replacing the word “and” at the end of clause (iv) thereof with a comma, and by adding a new clause (vi) at the end thereof as follows:

“and (vi) the prepayment of loans under the Second Lien Credit Agreement in a principal amount of $20,000,000, accrued but unpaid interest thereon and the payment of related prepayment fees, in each case on the Second Amendment Effective Date.”

SECTION 6. Consent to Amendment/New Term B Loans. (a) Subject to the terms and conditions set forth herein (i) each Continuing Term B Lender (x) agrees and consents to the terms of this Amendment, (y) severally agrees to continue all of its Existing Term B Loans (or such lesser amount thereof as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) on the Amendment Effective Date in a principal amount equal to such Existing Term B Loans (or such lesser amount thereof as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date), and (z) notwithstanding anything in the Credit Agreement to the contrary, consents to the application of the proceeds of the Refinancing Term B Loans towards the prepayment and Refinancing of the Non-Continued Term B Loans and (ii) the Fronting Lender (x) agrees and consents to the terms of this Amendment, (y) agrees to make New Term B Loans pursuant to Sections 2.01(a) and 2.14 of the Credit Agreement in the form of Incremental Term B Loans on the Amendment Effective Date to the Borrower denominated in Dollars in an aggregate principal amount equal to the Incremental Term B Loan Commitment Amount and (z) agrees to make Refinancing Term Loans pursuant to Sections 2.01(a) and 2.16 of the Credit Agreement in the form of Refinancing Term B Loans on the Amendment Effective Date to the Borrower denominated in Dollars in an aggregate principal amount equal to the Refinancing Term B Loan Commitment Amount. For the avoidance of doubt, the Existing Term B Loans of a Continuing Term B Lender must be continued in whole and may not be continued in part unless approved by the Administrative Agent.

(b) The Fronting Lender will make the Additional Term B Loans on the Amendment Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.02 of the Credit Agreement, an amount equal to the Additional Term B Loan Commitment Amount, and the Existing Term B Lenders of Non-Continued Term B Loans shall, with respect to Non-Continued Term B Loans, cease to be Lenders upon the repayment of such Non-Continued Term B Loans. The commitment of the Fronting Lender and the continuation undertakings of the Continuing Term B Lenders are several and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its New Term B Loan. The initial Interest Period for the Additional Term B Loans shall begin on the Amendment Effective Date and end on the last day of the Interest Period then in effect for the Existing Term B Loans and, upon the Amendment Effective Date, the interest rate applicable to the Continued Term B Loans and the Additional Term B Loans for the remainder of the Interest Period then in effect shall be the Eurodollar Rate or the Base Rate, as applicable, plus the Applicable Rate, in each case after giving effect to the modification to such terms effected by this Amendment, applicable to the Existing Term B Loans for such Interest Period. The Borrower shall not be required to make any payments to Continuing Term B Lenders under Section 3.05 of the Credit Agreement in respect of the Refinancing or continuation of Existing Term B Loans on the Amendment Effective Date. On the Amendment Effective Date, the proceeds of the Refinancing Term B Loans shall be used to Refinance the Non-Continued Term B Loans in full under Section 2.16 of the Credit Agreement, and the Lenders hereby waive any required advance notice of prepayment relating thereto.

(c) The obligations of the Fronting Lender and each Continuing Term B Lender to make or acquire by continuation New Term B Loans on the Amendment Effective Date are subject to the satisfaction of the conditions set forth in Section 6 of this Amendment.

(d) On and after the Amendment Effective Date, each reference in the Credit Agreement to “Term B Loans” and “Term Loans” shall be deemed a reference to the New Term B Loans contemplated hereby, except as the context may otherwise require and, except as otherwise provided herein, the New Term B Loans will have the same terms and the same Maturity Date as the Existing Term B Loans. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, confidentiality, taxes, illegality, increased costs and reduced return, capital adequacy reserves and funding losses, as applicable, shall continue in full force and effect with respect to, and for the benefit of, each Existing Term B Lender in respect of such Lender’s Existing Term B Loans.

(e) The Non-Continued Term B Loans will be Refinanced in full on the Amendment Effective Date under Section 2.16 of the Credit Agreement from the proceeds of the Refinancing Term B Loans, and for purposes of such Refinancing, this Amendment shall constitute a Refinancing Term Loan Amendment. Notwithstanding anything to the contrary in the Credit Agreement, the Refinancing Term B Loans, the Incremental Term B Loans and the Continued Term B Loans shall constitute “Term B Loans” and one single Class of Term Loans.

(f) Subject to the terms and conditions set forth herein, each Revolving Credit Lender hereby agrees and consents to the terms of this Amendment.

SECTION 7. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived, which date shall not be later than April 9, 2014 (the “Amendment Effective Date”):

(a) Amendment Documentation. The Administrative Agent shall have received (i) a counterpart of this Amendment, executed and delivered by a duly authorized officer of Holdings and the Borrower, (ii) Lender Addenda, executed and delivered by the Continuing Term B Lenders executing the same and (iii) a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Fronting Lender and each Revolving Credit Lender.

(b) Collateral. The Borrower and the other Loan Parties shall have executed an instrument of acknowledgement and confirmation reasonably satisfactory to the Administrative Agent with respect to the guarantees, security interests and liens created under the Collateral Documents.

(c) Fees and Expenses. All fees and expenses required to be paid to the Administrative Agent and its Affiliates and the Lenders on or prior to the Amendment Effective Date in connection with this Amendment shall have been received on or prior to the Amendment Effective Date; provided that invoices or estimates for such expenses shall be received by the Borrower at least two Business Days prior to the Amendment Effective Date (and shall be paid after the Amendment Effective Date, if received thereafter).

(d) Closing Deliverables. The Administrative Agent shall have received of the following:

(i) (A) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization and a certificate from the appropriate Governmental Authority of such State dated as of a recent date certifying as to the good standing of such Loan Party and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment Effective Date and certifying (1) to the effect that (x) attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment Effective Date, (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents executed on the Amendment Effective Date to which such Person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (z) the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto furnished pursuant to clause (A) above, and that such certificate or articles are in full force and effect and (2) as to the incumbency and specimen signature of each officer executing any Loan Document on the Amendment Effective Date on behalf of such Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B);

(ii) a certificate from the chief financial officer or the treasurer of the Borrower, substantially in the form provided on the Closing Date, certifying that the Borrower and its Subsidiaries, taken as a whole, after giving effect to the transactions contemplated to occur on the Amendment Effective Date, are Solvent;

(iii) a certificate signed by a Responsible Officer of the Borrower certifying as to the accuracy and correctness in all material respects of the representations and warranties set forth in Section 8 of this Amendment;

(iv) a customary opinion of Weil, Gotshal & Manges LLP, special counsel for the Loan Parties, dated the Amendment Effective Date and addressed to each L/C Issuer, the Administrative Agent and the Lenders; and

(v) a Request for Credit Extension relating to the New Term B Loans.

SECTION 8. Representations and Warranties. The Borrower hereby represents and warrants that (a) the representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document, after giving effect to this Amendment, are true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment Effective Date (except in the case of any representation and warranty which expressly relates to a given date or period, in which case such representation and warranty was true and correct in all material respects (and in all respects if qualified by materiality) as of the respective date or for the respective period, as the case may be); provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment, and (b) after giving effect to this Amendment, no Default or Event of Default shall exist or would result from the making or acquisition by continuation of the New Term B Loans or the application of proceeds therefrom.

SECTION 9. Effects on Loan Documents. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents. For the avoidance of doubt, the Continuing Term B Lenders, the Revolving Credit Lenders, the Fronting Lender and the Administrative Agent acknowledge and consent to the prepayment of loans under the Second Lien Credit Agreement as contemplated by Section 5 hereof, and the application of the proceeds of the Incremental Term B Loans thereto.

SECTION 10. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.16 AND SECTION 10.17 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 11. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission (including portable document format) of an executed counterpart of a signature page (including a Lender Addendum) to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 12. Integration; Severability. This Amendment comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on such subject matter. This Amendment was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected and impaired thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BRASA (PURCHASER) INC., as Holdings

By:	/s/ Lawrence J. Johnson
Name:	Lawrence J. Johnson
Title:	President

BRASA (HOLDINGS) INC., as Borrower

By:	/s/ Lawrence J. Johnson
Name:	Lawrence J. Johnson
Title:	President

[Brasa (Holdings) Inc. First Lien Credit Agreement – Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Fronting Lender and Revolving Credit Lender

By:	/s/ Lauren Baker
Name:	Lauren Baker
Title:	Vice President

[Brasa (Holdings) Inc. First Lien Credit Agreement – Signature Page to Second Amendment]

Name of Institution: Jefferies Finance LLC, as Revolving Credit Lender

by	/s/ Paul McDonnell
	Name:	Paul McDonnell
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Brasa (Holdings) Inc. First Lien Credit Agreement – Signature Page to Second Amendment]

Name of Institution: JFIN Revolver CLO Ltd, as Revolving Credit Lender

by	Jefferies Finance LLC,
as Portfolio Manager

by	/s/ Paul McDonnell
	Name:	Paul McDonnell
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Brasa (Holdings) Inc. First Lien Credit Agreement – Signature Page to Second Amendment]

Name of Institution: JPMORGAN CHASE BANK, N.A., as Revolving Credit Lender

by	/s/ Lauren Baker
	Name:	Lauren Baker
	Title:	Vice President

[Brasa (Holdings) Inc. First Lien Credit Agreement – Signature Page to Second Amendment]

Name of Institution: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Revolving Credit Lender

by	/s/ Darcy McLaren
	Name:	Darcy McLaren
	Title:	Director

For any institution requiring a second signature line:

by
Name:
Title:

[Brasa (Holdings) Inc. First Lien Credit Agreement – Signature Page to Second Amendment]

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	ATRIUM VII

By:	Credit Suisse Asset Management, LLC, as portfolio manager

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	BENTHAM WHOLESALE SYNDICATED LOAN FUND

By:	Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT

By:	Credit Suisse Asset Management, LLC, as investment adviser

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	CREDIT SUISSE NOVA (LUX)

By:	Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	MADISON PARK FUNDING IV, LTD.

By:	Credit Suisse Asset Management, LLC, as collateral manager

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	MADISON PARK FUNDING V, LTD.

By:	Credit Suisse Asset Management, LLC, as collateral manager

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	MADISON PARK FUNDING VII, LTD.

By:	Credit Suisse Asset Management, LLC, as portfolio manager

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Madison Park Funding XI, Ltd.

By:	Credit Suisse Asset Management, LLC, as portfolio manager

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	SENIOR SECURED FLOATING RATE LOAN FUND

By:	Credit Suisse Asset Management, LLC, the Portfolio Manager for Propel Capital Corporation, the manager for Senior Secured Floating Rate Loan Fund

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	ATRIUM VII

By:	Credit Suisse Asset Management, LLC, as portfolio manager

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	BENTHAM WHOLESALE SYNDICATED LOAN FUND

By:	Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	CREDIT SUISSE NOVA (LUX)

By:	Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT

By:	Credit Suisse Asset Management, LLC, as investment adviser

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	MADISON PARK FUNDING IV, LTD.

By:	Credit Suisse Asset Management, LLC, as collateral manager

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	MADISON PARK FUNDING V, LTD.

By:	Credit Suisse Asset Management, LLC, as collateral manager

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	MADISON PARK FUNDING VII, LTD.

By:	Credit Suisse Asset Management, LLC, as portfolio manager

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	SENIOR SECURED FLOATING RATE LOAN FUND

By:	Credit Suisse Asset Management, LLC, the Portfolio Manager for Propel Capital Corporation, the manager for Senior Secured Floating Rate Loan Fund

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Madison Park Funding XI, Ltd.

By:	Credit Suisse Asset Management, LLC, as portfolio manager

by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Golub Capital LLC

Golub Capital Partners CLO 17, Ltd.
By:	GC Advisors LLC, as agent

By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Senior Managing Director

GOLUB CAPITAL PARTNERS FUNDING 2007-1 LTD.
By:	Golub Capital Incorporated, as Servicer

By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Senior Managing Director

Golub Capital Partners CLO 10, Ltd.
By:	GC Advisors LLC, its agent

By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Senior Managing Director

Golub Capital Partners CLO 11, Ltd.
By:	GC Advisors LLC, as agent

By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Senior Managing Director

Golub Capital Partners CLO 12, Ltd.
By:	GC Advisors LLC, as agent

By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Senior Managing Director

Golub Capital Partners CLO 14, Ltd.
By:	GC Advisors LLC, as agent

By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Senior Managing Director

Golub Capital Partners CLO 15, Ltd.
By:	GC Advisors LLC, its agent

By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Senior Managing Director

Golub Capital Partners CLO 16, Ltd.
By:	GC Advisors LLC, its agent

By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Senior Managing Director

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD
By:	GOLUB CAPITAL LLC, as Collateral Manager

By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Senior Managing Director

GOLUB INTERNATIONAL LOAN LTD. I
By:	GOLUB CAPITAL INTERNATIONAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Senior Managing Director

PEARLS VIII, LLC
By:	GC Advisors LLC, its Manager

By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Senior Managing Director

Senior Loan Fund II LLC
By:	Senior Loan Fund LLC, its sole Member

By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Senior Managing Director

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Adirondack Park CLO Ltd.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Finn Square CLO, Ltd.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Gramercy Park CLO Ltd.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	BJC Health System

By:	GSO Capital Advisors II LLC, As its Investment Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	BJC Pension Plan Trust

By:	GSO Capital Advisors LLC, its Investment Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	BLACKSTONE TREASURY SOLUTIONS MASTER FUND L.P.

By:	GSO Capital Advisors LLC, its Investment Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Blackstone / GSO Global Dynamic Credit Funding Ltd

By:	Blackstone / GSO Global Dynamic Credit Master Fund, its Sole Shareholder
By:	Blackstone / GSO Debt Funds Management Europe Limited, its Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Emerson Park CLO Ltd.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Tryon Park CLO Ltd.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Blackstone / GSO Senior Floating Rate Term Fund

By:	GSO / Blackstone Debt Funds Management LLC as Investment Advisor

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	BLACKSTONE TREASURY ASIA PTE. LTD.

By:	GSO Capital Advisors LLC, its Investment Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Columbus Park CDO Ltd.

By:	GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	PPG Industries, Inc. Pension Plan Trust

By:	GSO Capital Advisors LLC, As its Investment Advisor

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Inwood Park CDO LTD.

By:	Blackstone Debt Advisors LP As Collateral Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Maps CLO Fund II, Ltd.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Marine Park CLO Ltd.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Sheridan Square CLO, Ltd.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	JFIN CLO 2014 I Ltd.

by	Jefferies Finance LLC,
as Portfolio Manager

by	/s/ Paul McDonnell
	Name:	Paul McDonnell
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Jefferies Capital 2013 LLC

by	/s/ Paul McDonnell
	Name:	Paul McDonnell
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated
Its General Partner

by	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[✓] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	LOOMIS SAYLES SENIOR LOAN FUND, As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated
Its General Partner

by	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[✓] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	LOOMIS SAYLES SENIOR FLOATING RATE & FIXED INCOME FUND, As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Adviser

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

by	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[✓] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	LOOMIS SAYLES SENIOR LOAN FUND, As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated
Its General Partner

by	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[✓] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	LOOMIS SAYLES SENIOR LOAN FUND LLC, As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Managing Member

	By:	Loomis, Sayles & Company, Incorporated
Its [Illegible]

by	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[✓] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	MAIN STREET CAPITAL CORPORATION

by	/s/ Nick Meserve
	Name:	Nick Meserve
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[X] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Venture X CLO, Limited

By:	its investment advisor, MJX Asset Management, LLC

by	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Venture IX CDO, Limited

By:	its investment advisor, MJX Asset Management LLC

by	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Venture VI CDO Limited

By:	its investment advisor, MJX Asset Management, LLC

by	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Venture VII CDO Limited

By:	its investment advisor, MJX Asset Management, LLC

by	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Venture VIII CDO, Limited

By:	its investment advisor, MJX Asset Management, LLC

by	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Sound Point CLO I, Ltd

By:	Sound Point Capital Management, LP as Collateral Manager

by	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Director of Operations

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Sound Point Senior Floating Rate Master Fund, L.P.

By:	Sound Point Capital Management, LP as Investment Advisor

by	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Director of Operations

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Sound Point CLO II, Ltd

By:	Sound Point Capital Management, LP as Collateral Manager

by	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Director of Operations

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Sound Point CLO III, Ltd

By:	Sound Point Capital Management, LP as Collateral Manager

by	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Director of Operations

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Teamsters Pension Trust Fund of Philadelphia & Vicinity

By:	Sound Point Capital Management, LP as Investment Advisor

by	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Director of Operations

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	THL Credit Wind River 2012-1 CLO Ltd.

By:	THL Credit Senior Loan Strategies LLC, as Investment Manager

by	/s/ Kathleen Zarn
	Name:	Kathleen Zarn
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	THL CREDIT WIND RIVER 2013-1 CLO LTD.

By:	THL Credit Senior Loan Strategies LLC, as Investment Manager

by	/s/ Kathleen A Zarn
	Name:	Kathleen A Zarn
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	WELLS FARGO BANK, NATIONAL ASSOCIATION

by	/s/ Darcy Mclaren
	Name:	Darcy Mclaren
	Title:	Director

For any institution requiring a second signature line:

by
Name:
Title:

[✓] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Wells Fargo Principal Lending, LLC.

by	/s/ Sanjay Roy
	Name:	Sanjay Roy
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.

LENDER ADDENDUM TO THE

SECOND AMENDMENT TO THE BRASA (HOLDINGS) INC.

FIRST LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby and (unless the box at the bottom of the page is checked) to continue all of its Existing Term B Loans outstanding on the Amendment Effective Date (or such lesser amount notified to the undersigned by the Administrative Agent prior to the Amendment Effective Date) as New Term B Loans in a principal amount equal to the aggregate principal amount of such Existing Term B Loans so continued.

Name of Institution:	Ocean Trails CLO IV

By:	West Gate Horizons Advisors LLC, as Asset Manager

by	/s/ Heidi Skor
	Name:	Heidi Skor
	Title:	Senior Credit Analyst

For any institution requiring a second signature line:

by
Name:
Title:

[     ] Check here if the Lender does not elect a “cashless roll” of its Existing Term B Loans.